UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) May 1, 2012

______________________

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14332	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 998-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 7, 2012, Hollywood Media Corp. (“Hollywood Media”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report that Hollywood Media and Orchard Advertising Limited (“Buyer”) entered into a share purchase agreement (the “Purchase Agreement”) and a share charge deed (the “Share Charge Deed”). The Initial 8-K incorrectly stated that there are no material relationships among Hollywood Media and Buyer or any of their respective affiliates other than in respect of the Purchase Agreement and the related ancillary agreements. This Amendment No. 1 on Form 8-K/A to the Initial 8-K (this “Amendment”) is being filed to disclose relationships between two directors of Buyer and subsidiaries of Cinemasource UK Limited and to clarify other information contained in the Initial 8-K. This Amendment amends and restates in its entirety Item 1.01 of the Initial 8-K. There have been no changes to Exhibits 10.1 and 10.2 to the Initial 8-K. Both Exhibits 10.1 and 10.2 to the Initial 8-K are being filed with this Amendment for ease of reference.

SECTION 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2012, Hollywood Media Corp. (“Hollywood Media”) entered into a share purchase agreement (the “Purchase Agreement”) with Orchard Advertising Limited (“Buyer”), pursuant to which Hollywood Media sold, and Buyer purchased, the entire issued share capital of Cinemasource UK Limited (the “Purchased Shares”). Cinemasource UK Limited and its subsidiaries (UK Theatres Online Limited, Spring Leisure Limited, Cinemasonline Limited and WWW.Co.UK Limited) were part of Hollywood Media’s Ad Sales division.

Jeffrey Spector, a director of Buyer, is also (i) a director of all four subsidiaries of Cinemasource UK Limited (UK Theatres Online Limited, Spring Leisure Limited, Cinemasonline Limited and WWW.Co.UK Limited) and (ii) an employee of one of the subsidiaries of Cinemasource UK Limited (UK Theatres Online).

Janette Erskine, a director of Buyer, is also (i) a director of three subsidiaries of Cinemasource UK Limited (UK Theatres Online Limited, Spring Leisure Limited and Cinemasonline Limited) and (ii) an employee of one of the subsidiaries of Cinemasource UK Limited (UK Theatres Online).

None of Buyer’s directors, officers or shareholders are (or were ever) directors or officers of Hollywood Media.

Pursuant to the Purchase Agreement, the purchase price for the Purchased Shares is U.S. $250,000, payable in cash in twenty equal quarter-annual installments of U.S. $12,500 each over a period of five years. Subject to the terms and conditions of the Purchase Agreement, the first installment of the purchase price is due on July 31, 2012 and subsequent installments of the purchase price are due every three calendar months thereafter.

The purchase price for the Purchased Shares is secured by a lien on the Purchased Shares (and certain dividends, payments or other derivative assets received in respect of the Purchased Shares) pursuant to the terms of the share charge deed, dated as of May 1, 2012, between Hollywood Media and Buyer (the “Share Charge Deed”). Except as permitted by the Purchase Agreement, the Share Charge Deed also restricts Buyer from (i) permitting any other lien to exist against the Purchased Shares (and certain dividends, payments or other derivative assets received in respect of the Purchased Shares), (ii) selling or transferring the Purchased Shares (and certain dividends, payments or other derivative assets received in respect of the Purchased Shares), and (iii) disposing of the equity of redemption in respect of the Purchased Shares (and certain dividends, payments or other derivative assets received in respect of the Purchased Shares).

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In the event of (i) a transaction whereby any persons or group of persons acting in concert purchase at least 80% of the Purchased Shares or at least 80% of the issued share capital of each of the subsidiaries of Cinemasource UK Limited or Buyer or (ii) a transaction whereby any person or group of persons acting in concert purchase the whole or substantially the whole of the business and assets of Cinemasource UK Limited and its subsidiaries (each, an “Exit Event”), then (A) if the proposed purchaser in such Exit Event is a “connected person” to Buyer (as set forth in the Purchase Agreement) or if the aggregate consideration payable to Buyer, Cinemasource UK Limited and its subsidiaries, and/or the shareholders of Buyer in respect of an Exit Event (the “Subsequent Sale Proceeds”) exceeds the balance of the purchase price remaining to be paid by Buyer to Hollywood Media under the Purchase Agreement (the “Balance”), then the Balance shall become immediately payable to Hollywood Media or (B) if the proposed purchaser is not a “connected person” to Buyer and the Subsequent Sale Proceeds are less than the Balance, then Buyer will pay to Hollywood Media the amount of the Subsequent Sale Proceeds in lieu of the Balance, unless Hollywood Media requests that the Purchased Shares are transferred back to Hollywood Media (and Buyer transfers the Purchased Shares back to Hollywood Media) in satisfaction of the Balance.

The foregoing summary of the Purchase Agreement and the Share Charge Deed and the transactions contemplated by the Purchase Agreement and the Share Charge Deed do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement and the Share Charge Deed, each of which are respectively filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference into this Amendment No. 1 on Form 8-K/A.

The Purchase Agreement and the Share Charge Deed are described in, and attached as exhibits to, this Amendment No. 1 on Form 8-K/A only to provide investors and security holders with information regarding their respective terms and conditions and not to provide any factual, business or operational information about Hollywood Media or Buyer. Moreover, the Purchase Agreement and the Share Charge Deed contain representations and warranties made by Hollywood Media to Buyer and representations and warranties made by Buyer to Hollywood Media as of specific dates. The assertions embodied in those representations and warranties were made solely for the benefit of the parties to the Purchase Agreement and the Share Charge Deed and may be subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement and the Share Charge Deed. Certain representations and warranties made in the Purchase Agreement and the Share Charge Deed as of a specified date also may be subject to contractual standards of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. In addition, information concerning the subject matter of the representations and warranties contained in the Purchase Agreement or the Share Charge Deed may have changed since the date of the Purchase Agreement or the Share Charge Deed. The representations and warranties in the Purchase Agreement and the Share Charge Deed (i) may not describe the actual state of affairs as of the date they were made or at any other time and (ii) should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and documents Hollywood Media publicly files with the SEC. Additional information about Hollywood Media may be found in Hollywood Media’s other public files, which are available without charge through the SEC’s website at http://www.sec.gov and on Hollywood Media’s website at http://www.hollywoodmedia.com.

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SECTION 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

10.1	Share Purchase Agreement, dated as of May 1, 2012, between Hollywood Media Corp. and Orchard Advertising Limited

10.2	Share Charge Deed, dated as of May 1, 2012, between Hollywood Media Corp. and Orchard Advertising Limited

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Media Corp.

Date: May 15, 2012	By:	/s/ Mitchell Rubenstein
Name: Mitchell Rubenstein Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Share Purchase Agreement, dated as of May 1, 2012, between Hollywood Media Corp. and Orchard Advertising Limited

10.2	Share Charge Deed, dated as of May 1, 2012, between Hollywood Media Corp. and Orchard Advertising Limited

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